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                                                                   EXHIBIT 10.19

[LOGO SILICON VALLEY BANK APPEARS HERE]

                          AMENDMENT TO LOAN AGREEMENT

 BORROWER:                  VITESSE SEMICONDUCTOR CORPORATION
 ADDRESS:                   741 CALLE PLANO
                            CAMARILLO, CALIFORNIA 93012

 DATED AS OF:               JANUARY 6, 1998

THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").

     The Parties agree to amend the Loan and Security Agreement between them dated May 8, 1991, as amended by that Amendment to Loan Agreement dated May 8, 1991, as amended by that Amendment to Loan Agreement dated August 12, 1992, as amended by that Amendment to Loan Agreement dated December 28, 1992, as amended by that Amendment to Loan Agreement dated June 14, 1993, as amended by that Amendment to Loan Agreement dated December 10, 1993, as amended by that Amendment to Loan Agreement dated March 23, 1994, as amended by that Amendment to Loan Agreement dated December 13, 1994, as amended by that Amendment to Loan Agreement dated January 2, 1996, and as amended by that Amendment to Loan Agreement dated January 22, 1997 (as so amended and as otherwise amended or modified from time to time, the "Loan Agreement"; unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined), as follows, effective as of the date of hereof:

     1. NEW MATURITY DATE. The Maturity Date set forth in Section 5.1 of the Schedule to the Loan Agreement is hereby amended to be "January 5, 1999".

     2. FEE. Borrower shall concurrently herewith pay to Silicon a fee in the amount of $12.500, which shall be in addition to all interest and to all other amounts payable hereunder, and which shall not be refundable.

     3. REPRESENTATIONS TRUE. The Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the

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parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.



   Borrower:                                      Silicon:

   VITESSE SEMICONDUCTOR                          SILICON VALLEY BANK
   CORPORATION

   By /s/ Eugene Hovanec                          By /s/ James C. Carrington
     ----------------------                         -------------------------
       Vice President                             Title Senior Vice President
                                                       ----------------------
   By /s/ Yatin Mody
     -----------------------
       Asst's Secretary

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